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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                          ----------------------------


                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 24, 2000



                            THE TIMES MIRROR COMPANY
               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                    1-13492                      95-4481525
(State of Incorporation)   (Commission File Number)   (I.R.S. Employer Identification No.)


               TIMES MIRROR SQUARE, LOS ANGELES, CALIFORNIA 90053
              (Address of Principal Executive Offices) (Zip Code)


            REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (213) 237-3700


                                      NONE
             (Former Name or Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

        In a press release dated April 24, 2000, Tribune Company ("Tribune") announced that 13 Tribune executives joined the board of directors of The Times Mirror Company ("Times Mirror") as of April 24, 2000, in connection with the previously announced merger pending between Times Mirror and Tribune. Tribune also announced that as of April 24, 2000, Mark H. Willes is no longer chairman of the board, president and chief executive office of Times Mirror, and that Mr. Willes will be replaced as chairman of the Times Mirror board by John W. Madigan, chairman, president and chief executive officer of Tribune. Tribune also announced that Times Mirror named John P. Puerner as president and publisher of the Los Angeles Times and John S. Carroll as executive vice president and editor of the Los Angeles Times, both appointments effective as of April 24, 2000.

        Attached as Exhibit 99 and incorporated herein by reference to this Form 8-K is a copy of the press release, dated April 24, 2000, of Tribune Company.

ITEM 7. EXHIBITS.

        (c)     Exhibits

        99      Press Release issued by Tribune on April 24, 2000


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   April 24, 2000

                                            THE TIMES MIRROR COMPANY


                                            By:  /s/ ROGER H. MOLVAR
                                            ------------------------------------
                                            Roger H. Molvar
                                            Senior Vice President and
                                            Controller